UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.   )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Freshpet, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Your **Vote** Counts!

FRESHPET, INC.

2022 Annual Meeting
Vote by October 2, 2022
11:59 PM ET

FRESHPET, INC.
400 PLAZA DRIVE, 1ST FLOOR
SECAUCUS, NJ 07094

D89460-P77250

You invested in FRESHPET, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 3, 2022.**

Get informed before you vote

View the Notice and Proxy Statement, Annual Report on Form 10-K and Form 10K/A Amendment #1 online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person or Virtually at the Meeting*

October 3, 2022
8:00 AM, Central Time

4800 Sterilite Drive
Ennis, TX 75119
www.virtualshareholdermeeting.com/FRPT2022

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the complete proxy materials online at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:**	
1a. J. David Basto	For
1b. Lawrence S. Coben, Ph.D.	For
1c. Walter N. George III	For
1d. Craig D. Steeneck	For
2. To ratify the appointment of KPMG LLP as the independent registered public accounting firm for 2022.	For
3. To approve, by advisory vote, the compensation of the Company's named executive officers (the "Say-on-Pay Proposal").	For
4. To approve an amendment to our Fifth Amended and Restated Certificate of Incorporation to permit stockholders the right to request that the Company call a special meeting of stockholders under certain circumstances (the "Special Meeting Proposal").	For

NOTE: In their discretion, the proxies are authorized, in accordance with their best judgment, to vote upon such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D89461-P77250